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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 1996

                         MOLTEN METAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-21042                     52-1659959
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)


400-2 Totten Pond Road, Waltham, Massachusetts                      02154
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (617) 487-9700

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Item 2.   Acquisition or Disposition of Assets

         During the third quarter of 1996, Molten Metal Technology, Inc. (the "Company") signed a letter of intent to become the full owner of the Quantum Catalytic Extraction Processing ("Q-CEP[Trademark]") facility it had jointly owned with The Scientific Ecology Group, Inc. ("SEG") in Oak Ridge, Tennessee (the "Q-CEP Facility") and to acquire certain assets used for handling and processing radioactive "wet waste." SEG is a wholly-owned subsidiary of Westinghouse Electric Corporation ("Westinghouse"). The Q-CEP Facility is designed to process radioactive ion exchange resins from nuclear power plants. On December 10, 1996, the Company, MMT of Tennessee Inc., a wholly-owned subsidiary of the Company ("MMT Tennessee"), SEG and Westinghouse executed definitive agreements with respect to such acquisition. Pursuant to those agreements, MMT Tennessee acquired SEG's interest in the Q-CEP Facility and certain assets of SEG and Westinghouse used in the "wet waste" business. These assets include contracts, equipment, services and personnel for processing radioactive waste streams at the Q-CEP Facility. MMT Tennessee will own and operate the Q-CEP Facility and the "wet waste" business.

         The purchase price for these assets was $31 million in cash, which was based on the parties' mutual agreement as to the fair market value of the assents being acquired. Payment of the purchase price was funded from the Company's working capital.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired

         The required financial statements will be filed by an amendment to this Report within 60 days after the date hereof.

         (b)      Pro Forma Financial Information

         The required pro forma financial information will be filed by an amendment to this Report within 60 days after the date hereof.

         (c)      Exhibits. The following are filed as exhibits to this Report:

Exhibit 10.1 Asset Purchase Agreement dated as of December 10, 1996 between the Company, MMT of Tennessee Inc., Westinghouse Electric Corporation and The Scientific Ecology Group, Inc.

Exhibit 10.2      Press Release dated December 11, 1996 issued by the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MOLTEN METAL TECHNOLOGY, INC.


Date:  January 2, 1997              By: /s/ Benjamin T. Downs
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                                        Benjamin T. Downs
                                        Executive Vice President of Finance
                                        and Administration




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                              INDEX TO EXHIBITS

Exhibit  No.                      Exhibit
-------  ---                      -------
Exhibit 10.1 Asset Purchase Agreement dated as of December 10, 1996 between the Company, MMT of Tennessee Inc., Westinghouse Electric Corporation and The Scientific Ecology Group, Inc.

Exhibit 10.2      Press Release dated December 11, 1996 issued by the Company.